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                                                                      EXHIBIT 21

                    SUBSIDIARIES OF PARK NATIONAL CORPORATION

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              NAME OF SUBSIDIARY                 JURISDICTION OF INCORPORATION OR FORMATION
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
The Park National Bank ("PNB")                   United States (federally-chartered
                                                 national banking association)

Park Investments, Inc. (NOTE: is a wholly-owned Delaware subsidiary of PNB)

Scope Leasing, Inc. (NOTE: is a wholly-owned     Ohio
subsidiary of PNB)

Park Leasing Company (NOTE: is a wholly-         Ohio
owned subsidiary of PNB)

Park Insurance Group, Inc. (NOTE: is a wholly-   Ohio
owned subsidiary of PNB)

The Richland Trust Company ("Richland")          Ohio

Richland Investments, Inc. (NOTE: is a wholly-   Delaware
owned subsidiary of Richland)

Century National Bank ("Century")                United States (federally-chartered
                                                 banking association)

Zane-Fed Services, Incorporated (NOTE: is a      Ohio
wholly-owned subsidiary of Century)

MFS Investments, Inc. (NOTE: is a wholly-owned   Delaware
subsidiary of Century)

The First-Knox National Bank of Mount Vernon     United States (federally-chartered
("FKNB")                                         banking association)

Guardian Financial Services Company              Ohio

United Bank, N.A.                                United States (federally-chartered
                                                 banking association)

Second National Bank                             United States (federally-chartered
                                                 banking association)

The Security National Bank and Trust Co.         United States (federally-chartered
("Security National")                            banking association)

The Citizens National Bank of Urbana             United States (federally-chartered
                                                 banking association)

Park Capital Investments, Inc. ("Park Capital")  Delaware

Park National Capital LLC (NOTE: members are     Delaware
Park Capital and PNB)

Security National Capital LLC (NOTE: members     Delaware
are Park Capital and Security National)

First-Knox National Capital LLC (NOTE: members   Delaware
are Park Capital and FKNB)
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